SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 14, 2002

DENDRITE INTERNATIONAL, INC.

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(Exact Name of Registrant as Specified in Charter)

New Jersey	0-26138	22-2786386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Mount Kemble Avenue, Morristown, New Jersey	07960-6767
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telphone number, including area code	(973) 425-1200

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit No.	Exhibit

99.1	Transmittal Letter
99.2	Certification of Chief Executive Officer
99.3	Certification of Chief Financial Officer

Item 9.  Regulation FD Disclosure

     In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the SEC on August 14, 2002, Dendrite International, Inc. (the “Company”) filed as correspondence the transmittal letter and executive certifications attached hereto as Exhibits.

     During the Company’s July 25, 2002 conference call to report second quarter results, inquiry was made as to management incentive bonuses for 2001 and 2002. In 2002, a portion of quarterly management incentive bonuses were paid for the first quarter based on achievement of the corporate target in the first quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2002	DENDRITE INTERNATIONAL, INC. By: CHRISTINE A. PELLIZZARI —————————————— Name: Christine A. Pellizzari Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Transmittal Letter
99.2	Certification of Chief Executive Officer
99.3	Certification of Chief Financial Officer